UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2014
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Overview

On April 23, 2014, the Compensation Committee and Board of Trustees of Washington Real Estate Investment Trust (Washington REIT) adopted a new long-term incentive plan (LTIP) for executive officers. Consistent with previous disclosure made by Washington REIT in its proxy statement filed with the SEC on March 28, 2014 -

•	The performance goals and weightings of the LTIP will be 100% based on total shareholder return (TSR), as follows -

◦	Absolute TSR will have a 50% weighting

◦	Relative TSR will have a 50% weighting

•	The LTIP will be on an annual “rolling” basis

◦	As a result, at the beginning of every year, a new three-year performance period will initiate

◦	At the end of each such performance period, actual TSR performance will be measured against the TSR performance goals to determine the LTIP award

•
As a result of the proposed change to a “rolling” structure, a transition program will be initiated as described below in order to ensure that executives maintain an appropriate level of overall long-term compensation during the “phasing in” period for the new structure

Plan Summary

Under the LTIP, executives will be provided the opportunity to earn awards, payable 50% in unrestricted shares and 50% in restricted shares, based on achieving TSR performance objectives over a three-year performance period. Each executive's total award opportunity under the LTIP, stated as a percentage of base salary, for the achievement of threshold, target and high performance requirements is set forth in the table below:

	Threshold	Target	High
President and Chief Executive Officer	80%	150%	270%
Executive Vice President	50%	95%	170%
Senior Vice President	40%	80%	140%

LTIP performance will be evaluated on the following TSR performance goals and weightings:

•	Absolute TSR (50%)

•	Relative TSR (50%)

Each TSR goal will be measured over a three-year performance period based on a share price determination made at the beginning and end of the performance period and dividends paid with respect to the common shares during the performance period. For absolute TSR, threshold, target and high performance levels are 6%, 8% and 10% total shareholder return over the performance period (calculated on a compounded, annualized basis). If absolute TSR falls between 6% and 8% or between 8% and 10%, absolute TSR will be rounded to the closest TSR percentage in increments of 0.5% (e.g., 8.3% will be rounded to 8.5%) and the portion of the LTIP award that is dependent upon TSR will be determined by linear interpolation. For relative TSR, Washington REIT's TSR performance will be measured over the performance period against the 15-company peer group set forth below.

American Assets Trust, Inc.	Cousins Properties Incorporated	Mack-Cali Realty Corporation
Brandywine Realty Trust	Federal Realty Investment Trust	Post Properties, Inc.
Corporate Office Properties Trust	First Potomac Realty Trust	Regency Centers Corporation
Camden Property Trust	Home Properties, Inc.	Saul Centers, Inc.
Columbia Property Trust	Liberty Property Trust	Weingarten Realty Investors

Threshold, target and high performance levels for relative TSR will be the 33rd, the 51st and the 76th percentiles, respectively. If relative TSR falls between the these percentiles, the actual relative TSR performance level will be determined by linear interpolation (with an associated payout level in between threshold and target performance levels, or target and high performance levels, as applicable). For both absolute and relative TSR goals, if actual TSR falls below the applicable threshold level, the portion of the award that is dependent on such goal will not be paid.

LTIP awards will be payable 50% in unrestricted shares and 50% in restricted shares, and will be awarded out of and in accordance with Washington REIT's 2007 Omnibus Long Term Incentive Plan. These unrestricted shares and restricted shares will (i) in the case of the restricted shares only, vest over a one-year period commencing on the January 1 following the end of the three-year performance period, (ii) consist of an aggregate number of shares determined by dividing the dollar amount payable in unrestricted shares and restricted shares by the closing price per share on such January 1 and (iii) be issued within 2 1/2 months of the end of the three-year performance period. Washington REIT will pay dividends currently on the restricted shares described in this paragraph. Because the restricted shares under the LTIP will only be issued after the three-year performance period ends, no dividends will be paid on these shares until performance is achieved.

If, during the one-year vesting period for the restricted shares described in the previous paragraph, the executive's employment is terminated by Washington REIT without Cause, or the executive resigns for Good Reason, retires, dies or becomes subject to a Disability while employed by Washington REIT, or a Change in Control occurs, the restricted shares awarded under the LTIP will immediately vest. “Cause,” “Good Reason,” Disability” and “Change of Control” have the meanings set forth in the LTIP.

The executive must be employed on the last day of the performance period to receive an LTIP award, subject to the following exceptions. If during the three-year performance period, the executive's employment is terminated by Washington REIT without Cause, or the executive resigned with Good Reason, retired, died or became subject to a Disability while employed by Washington REIT, the executive will receive an award under the LTIP calculated based on actual levels of performance as of the date of such event, but the award will be prorated based on the period of employment during the three-year performance period through the date of such event and the prorated portion of the award will immediately vest. If a Change in Control occurs while the executive is employed by Washington REIT during the three-year performance period, the executive will receive an award calculated in a similar manner as described in the immediately preceding sentence (provided, however, that the award will not be prorated based on the period of employment during the performance period through the date of such event) and the award will immediately vest. In all of the foregoing cases, payment of the award will be accelerated.

Transition Matters

As a result of the proposed change to a “rolling” structure, a transition program will be initiated in order to ensure that executives maintain an appropriate level of overall long-term compensation during the “phasing in” period for the new structure. The transition program will be as follows:

•
There will be a one-time transition award opportunity (in the amounts described in the table under Plan Summary) commencing in 2014. This transition award opportunity will be divided into two separate tranches with different performance periods and vesting schedules, as follows: (i) 33.34% of the award opportunity will have a TSR performance period of one year and will vest 50% at the one-year anniversary of the end of such performance period and 50% on the two-year anniversary thereof, and (ii) 66.66% of the award opportunity will have a TSR performance period of two years and will vest 65% at the end of such two-year performance period and 35% on the one-year anniversary thereof.

•	The regular LTIP award opportunity for the three-year performance period commencing in 2014 will vest 75% at the end of such three-year performance period and 25% on the one-year anniversary thereof.

The overall effect of the above transition program is to ensure consistent award opportunity during the LTIP “phase in” period. Each portion of the transition program noted above, consistent with the overall LTIP, is based 50% on absolute TSR and 50% on relative TSR for the relevant performance period. Commencing in 2015, the standard three-year performance periods and award opportunities described above under Plan Summary will commence.

The transition program was designed based on advice from FPL Associates, L.P., the consultant to the Compensation Committee.

The foregoing description is qualified in its entirety by reference to the complete LTIP, a copy of which will be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

April 29, 2014
(Date)